INDEPENDENT BANK CORP.

Parent of Rockland Trust

2026 KBW Winter Financial Services Conference

February 12, 2026

Jeff Tengel
Chief Executive Officer

Mark Ruggiero
Chief Financial Officer & EVP/Consumer Lending

Exhibit 99.1

Who We Are

INDEPENDENT
BANK CORP.

Independent Bank Corp. (Nasdaq: INDB)

- Main Banking Subsidiary: Rockland Trust
- Massachusetts based; New England focused



Portsmouth
Manchester
Keene
Brattleboro
Gloucester
Gardner
Boston
Worcester
Springfield
Plymouth
Providence
Hartford
Windham
Fall River
New Bedford
Norwich
Rhode Island
New London

Key Metrics

as of December 31, 2025

$24.9 B
TOTAL ASSETS

$18.5 B
LOANS

$20.1 B
DEPOSITS

$9.2 B
WEALTH MANAGEMENT

$4.2 B
MARKET CAP*

*as of February 6, 2026

We Are the Bank **Where Each Relationship Matters®**

INDEPENDENT BANK CORP.

We remain committed to our colleagues, customers, community and shareholders. This connects our purpose to everything we do. It transforms what banking means from a mere transaction to the chance to make a positive difference in the lives of others. This motivates our colleagues to do the best we can for every customer and cultivate sustainable value creation over the long-term.

Our Corporate Promises:



Customers
Colleagues
Community
Shareholders
CULTURE | BRAND | VALUES
Where Each Relationship Matters®

Being the Bank **Where Each Relationship Matters®**
is foundational to our vision

Company Overview

INDEPENDENT BANK CORP.

Strong, Resilient Franchise; Well Positioned for Growth

Safe & Sound

- Strong balance sheet
- Prudent interest rate and liquidity risk management
- Significant capital buffer
- Diversified, low-cost deposit base
- Experienced commercial lender with conservative credit culture
- Proven operator and acquiror

Customer Centric

- Full suite of retail banking, commercial banking, and wealth product offerings
- Relationship-oriented commercial lending with strong local market knowledge and presence
- Exceptional third party customer service recognition in both commercial and retail
- Strong brand awareness and reputation

Attractive Market

- Top performing MA-based bank with scale and density
- Supported by strong demographics and vitality in key markets served
- Depth of market offers opportunities for continued growth
- The Enterprise acquisition added density to existing markets and expands the Rockland franchise into Northern MA and Southern NH

High Performing

- Consistent, strong profitability
- Focused on maintaining good margins
- Fee income contribution from scalable wealth franchise
- Focused on operating leverage
- History of organic capital generation

Momentum in Earnings Growth & Profitability Enhancement



Operating EPS(1)
$2.00
$0.00
$1.21
$1.06
$1.25
$1.55
$1.70
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025



Operating Pre-Provision Net Revenue ROAA(1)
2.00%
0.00%
1.48%
1.53%
1.53%
1.70%
1.78%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025



Operating ROAA(1)
2.00%
0.00%
1.05%
0.94%
1.09%
1.23%
1.34%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025



Operating ROATCE(1)
15.00%
10.00%
5.00%
0.00%
10.23%
9.01%
10.35%
13.22%
14.30%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

(1) Represents a non-GAAP measure. See Appendices for reconciliation to the corresponding GAAP measures.

Strategic Market Share Positioning

INDEPENDENT BANK CORP.

Top 10 Deposit Market Share in all Counties of Operation

	2025				2024			
Counties	**Branches**	**Deposits ($bn)**	**Market Share (%)**	**Rank**	**Branches**	**Deposits ($bn)**	**Market Share (%)**	**Rank**
Plymouth, MA	28[1]	5.2	26.9	1	28[1]	4.7	25.2	1
Middlesex, MA	28	3.7	4.4	8	15	1.3	1.6	17
Norfolk, MA	19	2.5	6.8	5	19	2.4	6.7	5
Suffolk, MA	21	2.2	1.6	7	21	2.2	1.6	6
Essex, MA	10	1.4	4.4	8	6	0.8	2.6	10
Bristol, MA	8	1.6	9.5	5	8	1.4	9.0	5
Barnstable, MA	12	1.4	12.2	3	12	1.4	12.2	3
Worcester, MA	10	0.9	4.0	10	8	0.6	2.6	11
Rockingham, NH	4	0.6	4.8	6	—	—	—	—
Nantucket, MA	3	0.4	31.1	2	3	0.4	35.1	1
Hillsborough, NH	4	0.4	2.8	7	—	—	—	—
Dukes, MA	4	0.2	17.2	2	4	0.2	15.8	2
Total	151	$20.5			124	$15.4		

Source: S&P Capital IQ Pro

Note: Deposit/Market Share data above is as of June 30th of each respective year. 2025 data is inclusive of Enterprise acquisition.

(1) Includes one electronic branch

Q4 2025 Financial Highlights

INDEPENDENT BANK CORP.

Key Metrics

($ in millions, except per share)

	Q4'25	Q4'25 Operating[1]	Q3'25	Q3'25 Operating[1]	Q4'24	Q4'24 Operating[1]
Net Income	**$ 75.3**	**$ 84.4**	$ 34.3	$ 77.4	$ 50.0	$ 51.4
Diluted EPS	**$ 1.52**	**$ 1.70**	$ 0.69	$ 1.55	$ 1.18	$ 1.21
ROAA	**1.20%**	**1.34%**	0.55%	1.23%	1.02%	1.05%
ROACE	**8.38%**	**9.38%**	3.82%	8.63%	6.64%	6.82%
ROATCE[1]	**12.77%**	**14.30%**	5.85%	13.22%	9.96%	10.23%
Net Interest Margin	**3.77%**	**3.64%**	3.62%	3.54%	3.33%	3.31%

Highlights

- **Operating EPS of $1.70 represents a 9.7% increase over prior quarter of $1.55[1]**
- **Adjusted net interest margin increased 10 bps to 3.64%[1]; reported margin of 3.77%**
- **Modest loan growth driven primarily by increases in commercial and industrial**
- **Average deposit balances increased slightly, with period end balances down due to reduced business deposits (year end seasonality)**
- **Asset quality remains stable, with provision for loan loss of $4.8 million**
- **Approximately 548,000 shares repurchased for $37.5 million**
- **Tangible book value per share growth of $1.04[1], or 2.2%**

(1) Represents a non-GAAP measure. See Appendices for reconciliation to the corresponding GAAP measures.

Recent Quarter Deposit Balances

INDEPENDENT BANK CORP.

(Dollars in millions)	December 31 2025	September 30 2025	$ Increase (Decrease)	% Increase (Decrease)
Deposit Product Type				
Noninterest-bearing demand deposits	$ 5,601	$ 5,636	$ (35)	(0.6)%
Savings and interest checking(2)	6,483	6,493	(10)	(0.2)%
Money market(2)	4,775	4,747	28	0.6%
Time certificates of deposit	3,268	3,420	(152)	(4.4)%
Total deposits	$ 20,127	$ 20,296	$ (169)	(0.8)%

(2) Savings and interest checking and money market balances as of September 30, 2025 reflect a reclass of approximately $618.8 million of reciprocal deposits between categories.



Average Balances and Cost of Deposits
$20.0
$15.0
$10.0
$5.0
$0.0
$ in billions
3.00%
2.00%
1.00%
0.00%
$15.5
$15.6
$20.2
$20.3
1.56%
1.54%
1.58%
1.46%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Deposits
Cost of deposits

- **Average core deposits increased 3.6% (annualized)**
- **Average time deposits decreased 14.9% (annualized)**

Recent Quarter Loan Balances

INDEPENDENT BANK CORP.

(Dollars in millions) Loan Category	December 31 2025	September 30 2025	$ Increase (Decrease)	% Increase (Decrease)
Commercial and industrial	$ 4,612	$ 4,532	$ 80	1.77%
Commercial real estate	8,275	8,241	34	0.41%
Commercial construction	1,399	1,440	(41)	(2.85)%
Total commercial	14,286	14,213	73	0.51%
Residential real estate	2,873	2,917	(44)	(1.51)%
Home equity	1,298	1,284	14	1.09%
Total consumer real estate	4,171	4,201	(30)	(0.71)%
Total other consumer	47	38	9	23.68%
Total loans	$ 18,504	$ 18,452	$ 52	0.28%

Loan Portfolios

INDEPENDENT BANK CORP.

CRE & Construction Portfolio
$9.7 billion


Other - 4.4%
Healthcare - 1.4%
Multi-Family - 29.8%
Retail - 16.6%
Lodging - 8.2%
Industrial/ Warehouse - 9.9%
Residential - Related - 16.4%
Office - 11.5%
Mixed-Use Office - 1.8%

C&I Portfolio
$4.6 billion


All Other - 24.9%
Retail Trade - 17.1%
Educational Services - 4.1%
Real Estate/Rental and Leasing - 9.4%
Accommodation and Food Services - 8.3%
Construction - 9.7%
Health Care and Social Assistance - 9.3%
Manufacturing - 8.8%
Wholesale Trade - 8.4%


($Bil)
CRE
CRE/Capital *
$12.0
$8.0
$4.0
$0.0
350%
300%
250%
$7.4
$7.3
$9.7
$9.7
281%
274%
295%
290%
Q1 2025**
Q2 2025
Q3 2025**
Q4 2025

Consumer Portfolio
$4.2 billion


Home equity - subordinate positions - 18.8%
Other consumer - 1.1%
Home equity - first position - 12.0%
Residential real estate - 68.1%

*Rockland Trust Bank only

**Reflects capital contribution of $150 million in Q1 and an additional $75 million in Q3 related to parent company subordinated debt proceeds

Asset Quality



Nonperforming Loans
($ in millions)
$89.5
$56.2
$86.6
$83.6
0.62%
0.39%
0.47%
0.45%
0.75%
0.50%
0.25%
$100
$50
$0
Q1 2025
Q2 2025
Q3 2025
Q4 2025
NPLs ($Mil)
NPL as % of Total Loans



Commercial
Criticized & Classified Loans
($ in millions)
$486.3
$417.7
$460.2
$518.9
$472.9
4.47%
3.85%
4.25%
3.65%
3.31%
$600.0
$450.0
$300.0
$150.0
$—
6.00%
4.50%
3.00%
1.50%
—%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Criticized & Classified Loans
Criticized & Classified Loans as a % of Total Commercial Loans



Allowance for Credit Loss &
Delinquency Trends
0.99%
1.00%
1.03%
1.03%
0.47%
0.20%
0.49%
0.32%
1.00%
0.50%
0.00%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Allowance for Credit Losses/Total Loans
Delinquent Loans/Total Loans

Focal Point | CRE Office (inclusive of construction)

INDEPENDENT BANK CORP.

CRE & Construction Portfolio $9.7 billion


Other CRE & Construction - 88.6%
Office ($1.101B) - 11.4%

Maturity Schedule

($ in millions)	Matured	2026 Q1	2026 Q2	2026 Q3	2026 Q4	2027	2028	2029+	Total
Pass Rating	$0.9	$44.1	$18.7	$12.2	$19.6	$181.0	$66.1	$590.0	$932.6
Criticized	—	9.9	—	19.9	43.6	11.0	3.1	13.7	101.2
Classified	—	18.1	—	—	17.8	—	—	31.3	67.2
Total	$0.9	$72.1	$18.7	$32.1	$81.0	$192.0	$69.2	$635.0	$1,101.0
% of Total	0.1%	6.5%	1.7%	2.9%	7.4%	17.4%	6.3%	57.7%	100%

Top 20 Borrowers

($ in millions)	Total	Avg Loan
Class A	$303.9	$27.6
Class B/C	175.3	21.9
Medical	26.4	26.4
	$505.6	$25.3
Criticized	$43.6	
Classified (perf)	17.8	
Nonperforming	40.4	

- Top 20 loans are actively managed

All Others

($ in millions)	Total	Avg Loan
Class A	$159.9	$4.8
Class B/C	335.7	1.5
Medical	99.8	2.6
	$595.4	$2.0
Criticized	$57.7	
Classified (perf)	8.7	
Nonperforming	0.3	

- Majority is RTC originated, conservative underwriting

Total Portfolio

($ in millions)	Total	Avg Loan
Class A	$463.8	$10.5
Class B/C	511.0	2.2
Medical	126.2	3.2
	$1,101.0	$3.5
Criticized	$101.3	
Classified (perf)	26.5	
Nonperforming	40.7	

- Primarily Massachusetts based

Net Interest Margin Dynamics

INDEPENDENT BANK CORP.

Net Interest Margin



4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.33%
3.42%
3.37%
3.62%
3.77%
3.31%
3.37%
3.37%
3.54%
3.64%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Reported NIM
Adjusted NIM(1)

Total Loan Portfolio Rate Characteristics



Fixed Rate
Floating Rate
Variable Rate
39%
36%
25%

Trend in Asset Yields vs. Funding Costs



Avg. Fed Funds Impact
-61bp
-32bp
-0bp
-4bp
-39bp
6.00%
4.00%
2.00%
0.00%
5.48%
5.44%
5.49%
5.60%
5.58%
2.14%
2.25%
2.32%
2.84%
2.96%
1.77%
1.67%
1.73%
1.72%
1.60%
3/25/25 - $300mm sub debt raise
7/1/25 - Enterprise Acquisition
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Security yields
Adjusted loan yields(1)
Funding costs

(1) Represents a non-GAAP measure. See Appendices for reconciliation to the corresponding GAAP measures.

Strong Capital Position

INDEPENDENT BANK CORP.

Key Capital Ratios

	Period Ended		
	December 31 2025	September 30 2025	June 30 2025
Tangible Common Equity / Tangible Assets(1)	9.88%	9.75%	10.92%
Common Equity Tier 1	12.86%	12.84%	14.70%
Total Capital	15.70%	15.68%	18.08%



Tangible Book Value(1)
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$41.12
$44.13
$46.96
$47.55
10.26%
10.31%
10.86%
9.88%
14%
12%
10%
8%
6%
4%
2%
0%
2022
2023
2024
2025
TBV Per Share
Tangible Equity/Tangible Assets %

- **Strong internal capital generation**
- **Share repurchases**
  - **$150 million program announced in July 2025;**
  - **Approx. 913,000 shares repurchased for $60.9 million during the second half of 2025**

CAGR	TBV	Dividends
5 Years	5.97%	5.10%
10 Years	8.37%	8.54%
20 Years	7.54%	7.09%

- **Tangible book growth prioritization**
- **History of healthy dividend increases**
  - **15 straight years of increases**
  - **no cut during great financial crisis**

(1) Represents a non-GAAP measure. See Appendices for reconciliation to the corresponding GAAP measures.

Securities Portfolio

INDEPENDENT BANK CORP.

Portfolio Composition at December 31, 2025	Available for Sale (AFS)			Held to Maturity (HTM)		
	Book Value	Fair Value	Unrealized Gain/(Loss)	Book Value	Fair Value	Unrealized Gain/(Loss)
			($ in millions)			
U.S. government agency securities	$ 229	$ 219	$ (10)	$ —	$ —	$ —
U.S. treasury securities	485	471	$ (14)	101	97	(4)
Agency mortgage-backed securities	791	773	$ (18)	695	659	(35)
Agency collateralized mortgage obligations	273	270	$ (4)	371	326	(45)
Taxable municipal securities	218	221	$ 3	—	—	—
Other	56	52	$ (5)	113	108	(4)
Total securities	$ 2,052	$ 2,004	$ (48)	$ 1,279	$ 1,191	$ (88)
Duration of portfolio	3.8 Years			3.6 Years		



Projected Cash Flows
($ in millions)
$1,000
$750
$500
$250
$0
$671
$484
$779
2026
2027
2028

($ in millions)	2026 Cash Flow	
	$ Amount	Yield
Rockland Trust	$ 626	1.84%
Former Enterprise	45	4.97%
Total	$ 671	2.05%

Focal Point | Investment Management and Advisory



Revenues
9% CAGR
$ in millions
$50.0
$40.0
$30.0
$20.0
$10.0
$—
$35.3
$36.8
$40.2
$42.7
$50.0
2021
2022
2023
2024
2025



Assets Under Administration
13% CAGR
$ in billions
$10.0
$5.0
$—
$5.7
$5.8
$6.5
$7.0
$9.2
2021
2022
2023
2024
2025



Recent Trends
$ in millions
$10,000
$7,500
$5,000
$2,500
$—
$7,099
$7,361
$9,220
$9,217
Q1 2025
Q2 2025
Q3 2025*
Q4 2025

- **Expanded markets, particularly with EBTC footprint**
- **Improved referral infrastructure**
- **Recent hires; dedicated sales resources in EBTC market**
- **Enhanced product set:**
  - **Premier banking initiative (new)**
  - **Bank owner advisory services (new)**
  - **Financial and estate planning**
  - **Tax preparation**
  - **Insurance**

*Reflects approximately $1.5 billion in acquired balances from Enterprise

2026 Guidance

INDEPENDENT BANK CORP.

Metric	2026 Expectations
Loan Growth	• Commercial and Industrial: Mid-single digit percentage increase • Commercial real estate and Construction: Low-single digit percentage increase • Consumer: flat to low-single digit percentage increase
Deposit Growth	• Core deposits: low to mid-single digit percentage increase • Time deposits: flat to low-single digit percentage decrease
Net Interest Margin	• Consistent margin expansion expected throughout 2026, with a fourth quarter target range of 3.85%-3.90%. This range assumes 0.10% from purchase loan accretion • Assumes 5, 7, and 10 year treasury rates stay consistent with current levels • Assumes two 25-basis point Federal Reserve rate cuts in 2026
Asset Quality	• Stable asset quality metrics
Non-interest Income	• Low-single digit percentage increase expected vs. 2025 2nd half annualized results
Non-interest Expense	• Core operating expenses in the $550 - $555 million range • $4 - $5 million of one-time, non-capitalizable costs related to core system upgrade
Tax Rate	• 23.50% - 24.00%

Near-Term Priorities

INDEPENDENT BANK CORP.

Growth Initiatives

- Integrating the Enterprise Bancorp. acquisition
  - Promote depth and breath of product set
  - Active community engagement
  - Capitalize on new market opportunities
- Growing C&I lending business
  - Expanded middle market capabilities; 2025 growth driver
  - Dedicated teams/verticals (non-profit, franchise, ABL)
- Expanding Treasury management services
  - Enhanced foreign currency/exchange capabilities
  - Dedicated sales resources – product development and education
- Business Banking / Branch realignment
  - Increasing business banking service resources
  - Improved internal reporting over customer ownership
- Expanding Wealth management services
  - Business owner advisory services – differentiated consulting capability
  - Enhanced dedicated sales team in Enterprise market
  - Capitalizing on municipal opportunities
- Improving referral infrastructure and incentives
  - Salesforce investment tailored to RTC business model
  - Redesign of internal referral program across all business lines

Efficiency Initiatives

- Achieved target cost savings from Enterprise acquisition
- Core system upgrade – October 2026
  - Streamline front line – back office communications and service needs
  - Process and procedure review to align with improved technology
  - Enhanced efficiency relating to cash management capabilities
- Established Digital Innovation team
  - In process: creation of AI governance model
  - Mid-2026: develop high priority/high impact AI capabilities
- Commercial loan origination system review
  - 2026 project to redesign origination process (NCINO)
- Expense focus reporting and monitoring
  - Expanded and aligned FP&A and procurement capabilities

INDB Investment Merits

INDEPENDENT BANK CORP.

- High quality franchise in attractive markets
- Low risk balance sheet with strong core deposit funding base
- Strong capital base, well-above regulatory mandated levels that enables maximum capital management flexibility
- Earnings expected to notably improve as fixed assets reprice to prevailing market rates
- Enterprise Bancorp acquisition is helping drive improved profitability metrics
- Continued progress toward returning asset quality metrics to Independent Bank Corp. historical high performing levels
- Focused on positioning the Company for durable and consistent long-term returns for investors

Positioned to grow, build, and acquire to drive long-term value creation

Forward Looking Statements

INDEPENDENT BANK CORP.

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as "expect," "achieve," "plan," "believe," "outlook", "projected", "future," "positioned," "continued," "will," "would," "potential," "anticipated," "guidance," "target" or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to:

- *adverse economic conditions in the regional and local economies within the New England region and the Company's market area;*
- *events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits and significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets;*
- *the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel;*
- *political and policy uncertainties, changes in U.S. and international trade policies, such as tariffs or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues;*
- *the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, including international conflicts and hostilities;*
- *unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company's local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events;*
- *adverse changes or volatility in the local real estate market;*
- *changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans;*
- *risks related to the Company's acquisition activities, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of goodwill and/or other intangibles; and the Company's inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated;*
- *the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy;*
- *changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;*
- *higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws;*
- *increased competition in the Company's market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures;*
- *a deterioration in the conditions of the securities markets;*
- *a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget;*
- *inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence ("AI");*
- *electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector;*
- *adverse changes in consumer spending and savings habits;*
- *the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or the introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy;*
- *changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company's business and the associated costs of such changes;*
- *the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions;*
- *changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters;*
- *operational risks related to the Company and its customers' reliance on information technology; cyber threats, attacks, intrusions, and fraud; and outages or other issues impacting the Company or its third party service providers which could lead to interruptions or disruptions of the Company's operating systems, including systems that are customer facing, and adversely impact the Company's business;*
- *risks related to the development and use of AI by the Company, its third-party vendors, clients and counterparties; and*
- *any unexpected material adverse changes in the Company's operations or earnings.*

The Company cautions readers not to place undue reliance on any forward-looking statements as the Company's business and its forward-looking statements involve substantial known and unknown risks and uncertainties described above and in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q ("Risk Factors"). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release. In addition to the information set forth in this press release, you should carefully consider the Risk Factors.

Non-GAAP Financial Measures

INDEPENDENT BANK CORP.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This information may include operating net income and operating earnings per share ("EPS"), operating return on average assets, operating pre-provision net revenue return on average assets, operating return on average common equity, operating return on average tangible common equity, operating noninterest expense, adjusted net interest margin ("adjusted NIM" or "adjusted margin") and the associated adjusted loan yield, tangible book value per share, tangible common equity ratio and return on average tangible common equity.

Management reviews its adjusted margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at an adjusted margin provides additional insight into the operating environment and how management decisions impact the net interest margin.

Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity," by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets," defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry.

These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management excludes when computing these non-GAAP measures can be of substantial importance to the Company's results for any particular quarter or year. The Company's non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating pre-provision net revenue return on average assets, operating return on average common equity, operating return on average tangible common equity, operating noninterest expense, adjusted margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Appendix

INDEPENDENT
BANK CORP.

Non-GAAP Reconciliation of Balance Sheet Metrics

INDEPENDENT BANK CORP.

(Dollars in thousands)	December 31 2025	September 30 2025	June 30 2025	December 31 2024	December 31 2023	December 31 2022	
Tangible common equity							
Stockholders' equity (GAAP)	**$3,565,728**	$3,546,887	$3,074,856	$2,993,120	$2,895,251	$2,886,701	(a)
Less: Goodwill and other intangibles	**1,224,186**	1,231,242	994,814	997,356	1,003,262	1,010,140	
Tangible common equity (Non-GAAP)	**$2,341,542**	$2,315,645	$2,080,042	$1,995,764	$1,891,989	$1,876,561	(b)
Tangible assets							
Assets (GAAP)	**$24,912,896**	$24,993,239	$20,048,934	$19,373,565	$19,347,373	$19,294,174	(c)
Less: Goodwill and other intangibles	**1,224,186**	1,231,242	994,814	997,356	1,003,262	1,010,140	
Tangible assets (Non-GAAP)	**$23,688,710**	$23,761,997	$19,054,120	$18,376,209	$18,344,111	$18,284,034	(d)
Common shares	**49,243,813**	49,787,305	42,627,286	42,500,611	42,873,187	45,641,238	(c)
Common equity to assets ratio (GAAP)	**14.31%**	14.19%	15.34%	15.45%	14.96%	14.96%	(a/c)
Tangible common equity to tangible assets ratio (Non-GAAP)	**9.88%**	9.75%	10.92%	10.86%	10.31%	10.26%	(b/d)
Book Value per share (GAAP)	**$72.41**	$71.24	$72.13	$70.43	$67.53	$63.25	(a/c)
Tangible book value per share (Non-GAAP)	**$47.55**	$46.51	$48.80	$46.96	$44.13	$41.12	(b/c)

Non-GAAP Reconciliation of Earnings Metrics

INDEPENDENT BANK CORP.

(Unaudited, dollars in thousands)

	Three Months Ended				
	December 31 2025	September 30 2025	June 30 2025	March 31 2025	December 31 2024
Net interest income (GAAP)	$ 212,486	$ 203,344	$ 147,496	$ 145,505	$ 144,661
Noninterest income (GAAP)	$ 41,445	$ 40,398	$ 34,308	$ 32,539	$ 32,191
Total revenue (GAAP)	$ 253,931	$ 243,742	$ 181,804	$ 178,044	$ 176,852
Noninterest expense (GAAP)	$ 154,370	$ 160,836	$ 108,798	$ 105,878	$ 106,422
Less: Merger and acquisition expense	12,348	23,893	2,239	1,155	1,902
Noninterest expense on an operating basis (Non-GAAP)	$ 142,022	$ 136,943	$ 106,559	$ 104,723	$ 104,520
Average assets	$ 24,965,043	$ 24,930,449	$ 19,743,746	$ 19,460,957	$ 19,436,206
Average common equity (GAAP)	$ 3,568,036	$ 3,557,840	$ 3,067,050	$ 3,032,748	$ 2,997,248
Less: Average goodwill and other intangibles	1,227,889	1,236,109	995,380	996,762	998,004
Tangible average tangible common equity (Non-GAAP)	$ 2,340,147	$ 2,321,731	$ 2,071,670	$ 2,035,986	$ 1,999,244
Reconciliation of Net Income (GAAP) to Operating Net Income (Non-GAAP)					
Net income (GAAP)	$ 75,335	$ 34,262	$ 51,101	$ 44,424	$ 50,033
Provision for non-PCD acquired loans	—	34,519	—	—	—
Noninterest expense components					
Add - merger and acquisition expenses	12,348	23,893	2,239	1,155	1,902
Noncore increases to income before taxes	12,348	58,412	2,239	1,155	1,902
Net taxes associated with noncore items (1)	(3,326)	(15,320)	(544)	(325)	(535)
Add - adjustment for tax effect of previously incurred merger and acquisition expenses	—	—	657	—	—
Total tax impact	(3,326)	(15,320)	113	(325)	(535)
Noncore increases to net income	9,022	43,092	2,352	830	1,367
Operating net income (Non-GAAP)	$ 84,357	$ 77,354	$ 53,453	$ 45,254	$ 51,400
Weighted average common shares (diluted)	49,476,340	49,957,007	42,641,131	42,572,627	42,514,841
Diluted earnings per share (GAAP)	$ 1.52	$ 0.69	$ 1.20	$ 1.04	$ 1.18
Diluted earnings per share, on an operating basis (Non-GAAP)	$ 1.70	$ 1.55	$ 1.25	$ 1.06	$ 1.21

(1) The net taxes associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

Ratios					
Return on average assets (GAAP) (calculated by dividing net income by average assets)	1.20%	0.55%	1.04%	0.93%	1.02%
Return on average assets on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average assets)	1.34%	1.23%	1.09%	0.94%	1.05%
Return on average common equity (GAAP) (calculated by dividing net income by average common equity)	8.38%	3.82%	6.68%	5.94%	6.64%
Return on average common equity on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average common equity)	9.38%	8.63%	6.99%	6.05%	6.82%
Return on average tangible common equity (Non-GAAP) (calculated by dividing annualized net income by average tangible common equity)	12.77%	5.85%	9.89%	8.85%	9.96%
Return on average tangible common equity on an operating basis (Non-GAAP) (calculated by dividing annualized net operating net income by average tangible common equity)	14.30%	13.22%	10.35%	9.01%	10.23%

Non-GAAP Reconciliation of Pre-Provision Net Revenue

INDEPENDENT BANK CORP.

(Unaudited, dollars in thousands)	Three Months Ended				
	December 31 2025	September 30 2025	June 30 2025	March 31 2025	December 31 2024
Pre-provision net revenue [3]	$ 99,561	$ 82,906	$ 73,006	$ 72,166	$ 70,430
Pre-provision net revenue on an operating basis					
Pre-provision net revenue	$ 99,561	$ 82,906	$ 73,006	$ 72,166	$ 70,430
Add: merger and acquisition expenses	$ 12,348	$ 23,893	$ 2,239	$ 1,155	$ 1,902
Pre-provision net revenue on an operating basis (Non-GAAP)	$ 111,909	$ 106,799	$ 75,245	$ 73,321	$ 72,332
Pre-provision net revenue return on average assets on an operating basis					
Pre-provision net revenue on an operating basis (Non-GAAP)	$ 111,909	$ 106,799	$ 75,245	$ 73,321	$ 72,332
Average Assets	$ 24,965,043	$ 24,930,449	$ 19,743,746	$ 19,460,957	$ 19,436,206
Pre-provision net revenue return on average assets on an operating basis (Non-GAAP)	1.78%	1.70%	1.53%	1.53%	1.48%

(3) Pre-provision net revenue is calculated as net interest income (GAAP) plus total non-interest income (GAAP) less total non-interest expense (GAAP).

Non-GAAP Reconciliation of Adjusted Margin

INDEPENDENT BANK CORP.

	Three Months Ended														
	December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024		
	Volume	Interest	Margin Impact	Volume	Interest	Margin Impact	Volume	Interest	Margin Impact	Volume	Interest	Margin Impact	Volume	Interest	Margin Impact
	(Unaudited, dollars in thousands)														
Reported total interest earning assets	$ 22,484,104	$ 213,856	3.77%	$ 22,430,232	$ 204,731	3.62%	$ 17,672,302	$ 148,672	3.37%	$ 17,383,702	$ 146,642	3.42%	$ 17,423,492	$ 145,840	3.33%
Acquisition fair value marks:															
Loan accretion		(6,275)	(0.11)%		(4,729)	(0.08)%		(235)	—%		(410)	(0.01)%		(179)	—%
Nonaccrual interest, net		(1,117)	(0.02)%		(84)	—%		(5)	—%		(1,689)	(0.04)%		(1,068)	(0.02)%
Other adjustments	(1,842)	(407)	—%	(2,088)	129	—%	(2,291)	135	—%	(2,670)	(222)	—%	(3,083)	(54)	—%
Adjusted margin (Non-GAAP)	$ 22,482,262	$ 206,057	3.64%	$ 22,428,144	$ 200,047	3.54%	$ 17,670,011	$ 148,567	3.37%	$ 17,381,032	$ 144,321	3.37%	$ 17,420,409	$ 144,539	3.31%